Exhibit 32

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER OF MISCOR GROUP, LTD.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MISCOR Group, Ltd. (the “Company”) for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2007

/s/ John A. Martell
Name: John A. Martell
Title: President & Chief Executive Officer

/s/ Richard J. Mullin
Name: Richard J. Mullin
Title: Chief Financial Officer